EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT dated as of February 7, 2017 (this “Incremental Assumption Agreement” or “Agreement”), related to the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016 (as amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Incremental Assumption Agreement, the “Fourth Amended and Restated Credit Agreement”), by and among Reynolds Group Holdings Inc. (“RGHI”), Reynolds Consumer Products Holdings LLC, Pactiv LLC, Evergreen Packaging Inc., Reynolds Consumer Products LLC, Closure Systems International Inc., Graham Packaging Company Inc., Closure Systems International Holdings LLC, Beverage Packaging Holdings (Luxembourg) III S.à r.l., Closure Systems International B.V., Reynolds Group Holdings Limited (“Holdings”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
A.Pursuant to the terms of the Existing Credit Agreement, (a) the U.S. Term Lenders (as defined therein) made to the U.S. Borrowers (as defined therein) U.S. Term Loans (as defined therein) and (b) the European Term Lenders (as defined therein) made to the European Borrowers (as defined therein and, together with the U.S. Borrowers, the “Borrowers”) European Term Loans (as defined therein and, together with the U.S. Term Loans outstanding immediately prior to the Effective Date (as defined below), the “Existing Term Loans”).
B.Holdings and the U.S. Borrowers have requested that the Persons set forth on Schedule I hereto under the caption “Incremental U.S. Term Lenders” (the “Incremental U.S. Term Lenders”) commit to make Incremental Term Loans to the U.S. Borrowers in an aggregate principal amount not in excess of $3,314,692,500 (the “Incremental U.S. Term Loans”). Holdings and the European Borrowers have requested that the Persons set forth on Schedule I hereto under the caption “Incremental European Term Lenders” (the “Incremental European Term Lenders” and, together with the Incremental U.S. Term Lenders, the “Incremental Term Lenders”) commit to make Incremental Term Loans to the European Borrowers in an aggregate principal amount not in excess of €249,375,000 (the “Incremental European Term Loans” and, together with the Incremental U.S. Term Loans, the “Incremental Term Loans”). The proceeds of the Incremental Term Loans, together with funds otherwise available to Holdings and its Subsidiaries, will be used to prepay in full the Existing Term Loans and will also be used to pay all accrued interest thereon and other amounts, if any, payable with respect thereto and fees and expenses in connection with the foregoing.
C.The Incremental Term Lenders are willing to make the Incremental Term Loans to the Borrowers on the terms set forth herein and in the Fourth Amended and Restated Credit Agreement and subject to the conditions set forth herein.
D.The borrowing of the Incremental Term Loans and the application of the proceeds thereof, the execution, delivery and performance by the Loan Parties of this Agreement, and the payment of fees and expenses incurred in connection with the foregoing are collectively referred to herein as the “2017 Incremental Term Loan Transactions”.
E.Capitalized terms used but not defined herein shall have the meanings assigned to them in the Fourth Amended and Restated Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.     Defined Terms; Interpretation; Etc. The rules of construction set forth in Section 1.02 of the Fourth Amended and Restated Credit Agreement shall apply to this Incremental Assumption Agreement as if the references to “this Agreement” or “herein” were to this Incremental Assumption Agreement. This Incremental Assumption Agreement shall be a “Loan Document” and an “Incremental Assumption Agreement” for all purposes of the Fourth Amended and Restated Credit Agreement and the other Loan Documents.
SECTION 2.     Incremental Term Loans. §Each Incremental U.S. Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental U.S. Term Loan to the U.S. Borrowers in Dollars and in a principal amount not to exceed the amount set forth next to such Incremental U.S. Term Lender’s name on Schedule I (the “Incremental U.S. Term Loan Commitments”). From and after the making of the Incremental U.S. Term Loans on the Effective Date, the provisions of the Fourth Amended and Restated Credit Agreement and the other Loan Documents applicable to U.S. Term Loans shall apply to the Incremental U.S. Term Loans.
(a)     Each Incremental European Term Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental European Term Loan to the European Borrowers in Euros and in a principal amount not to exceed the amount set forth next to such Incremental European Term Lender’s name on Schedule I (the “Incremental European Term Loan Commitments” and, together with the Incremental U.S. Term Loan Commitments, the “ Incremental Term Loan Commitments”). From and after the making of the Incremental European Term Loans on the Effective Date, the provisions of the Fourth Amended and Restated Credit Agreement and the other Loan Agreements applicable to European Term Loans shall apply to the Incremental European Term Loans.
(b)     The Incremental Term Loan Commitments of each Incremental Term Lender shall automatically terminate upon the making of the Incremental Term Loans by such Incremental Term Lender on the Effective Date.
(c)     Unless the context shall otherwise require, (i) the Incremental U.S. Term Loans shall constitute “U.S. Term Loans”, “Incremental Term Loans”, “Term Loans” and “Loans”, (ii) the Incremental European Term Loans shall constitute “European Term Loans”, “Incremental Term Loans”, “Term Loans” and “Loans”, (iii) the Incremental U.S. Term Lenders shall constitute “U.S. Term Lenders”, “Incremental Term Lenders” and “Lenders”, (iv) the Incremental European Term Lenders shall constitute “European Term Lenders”, “Incremental Term Lenders” and “Lenders”, in each case for all purposes of the Fourth Amended and Restated Credit Agreement and the other Loan Documents, (v) the Incremental U.S. Term Loans shall mature on the U.S. Term Loan Maturity Date and (vi) the Incremental European Term Loans shall mature on the European Term Loan Maturity Date.
(d)     The proceeds of the Incremental Term Loans are to be used solely for the purposes set forth in Recital B of this Incremental Assumption Agreement.
SECTION 3.     Amendments to Existing Credit Agreement. §Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
“2017 Incremental Term Loan Effective Date” shall mean February 7, 2017, which was the “Effective Date” under and as defined in the Second Incremental Assumption Agreement”.
“Second Incremental Assumption Agreement” shall mean the Incremental Assumption Agreement dated as of February 7, 2017, relating to this Agreement.
(a)     The proviso to the definition of the term “Adjusted LIBO Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: “; provided, however, that the Adjusted LIBO Rate for any Interest Period in respect of any Loan shall not be less than 0% per annum.”
(b)     The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Applicable Margin” shall mean, for any day, (a) with respect to any Eurocurrency U.S. Term Loan, 3.00% per annum (or, if the public corporate rating of Holdings then in effect from S&P is B or higher and the public corporate family rating of Holdings then in effect from Moody’s is B2 or higher, in each case with a stable outlook or better, 2.75% per annum), (b) with respect to any Eurocurrency European Term Loan, 3.50% per annum (or, if the public corporate rating of Holdings then in effect from S&P is B or higher and the public corporate family rating of Holdings then in effect from Moody’s is B2 or higher, in each case with a stable outlook or better, 3.25% per annum), (c) with respect to any Daily Rate U.S. Term Loan, 2.00% per annum (or, if the public corporate rating of Holdings then in effect from S&P is B or higher and the public corporate family rating of Holdings then in effect from Moody’s is B2 or higher, in each case with a stable outlook or better, 1.75% per annum), (d) with respect to any Daily Rate European Term Loan, 2.50% per annum (or, if the public corporate rating of Holdings then in effect from S&P is B or higher and the public corporate family rating of Holdings then in effect from Moody’s is B2 or higher, in each case with a stable outlook or better, 2.25% per annum), (e) with respect to any Eurocurrency Revolving Loan, 2.75% per annum and (f) with respect to any Daily Rate Revolving Loan, 1.75% per annum.
(c)     The definition of the term “European Term Loans” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“European Term Loans” shall mean prior to the 2017 Incremental Term Loan Effective Date, the “Incremental European Term Loans” as defined in Amendment No. 10 and thereafter, the “Incremental European Term Loans” as defined in the Second Incremental Assumption Agreement.
(d)     The definition of the term “U.S. Term Loans” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“U.S. Term Loans” shall mean prior to the 2017 Incremental Term Loan Effective Date, the “Incremental U.S. Term Loans” as defined in Amendment No. 10 and the First Incremental Assumption Agreement and thereafter, the “Incremental U.S. Term Loans” as defined in the Second Incremental Assumption Agreement.
(e)     Section 2.11(a)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i) The U.S. Borrowers shall pay to the Administrative Agent, for the account of the U.S. Term Lenders, on the last Business Day of each calendar quarter ending after the 2017 Incremental Term Loan Effective Date (commencing with the calendar quarter that contains the 2017 Incremental Term Loan Effective Date), a principal amount of the U.S. Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to 0.25% of the aggregate principal amount of the Incremental U.S. Term Loans (as defined in the Second Incremental Assumption Agreement) made on the 2017 Incremental Term Loan Effective Date.”
(f)     Section 2.11(a)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(ii) The European Borrowers shall pay to the Administrative Agent, for the account of the European Term Lenders, on the last Business Day of each calendar quarter following the 2017 Incremental Term Loan Effective Date (commencing with the calendar quarter that contains the 2017 Incremental Term Loan Effective Date), a principal amount of the European Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to 0.25% of the aggregate principal amount of the Incremental European Term Loans (as defined in the Second Incremental Assumption Agreement) made on the 2017 Incremental Term Loan Effective Date.”
(g)     Section 2.12(e) of the Existing Credit Agreement is hereby amended by replacing the words “2016 Restatement Date” with the words “2017 Incremental Term Loan Effective Date”.
SECTION 4.     Conditions Precedent to Borrowing of Incremental Term Loans and Effectiveness of Agreement. The effectiveness of this Incremental Assumption Agreement and the obligations of the Incremental Term Lenders to make the Incremental Term Loans hereunder shall be subject to the satisfaction of the following conditions precedent (the date (which must be a Business Day) on which such conditions precedent are satisfied or waived and the Incremental Term Loans are funded being referred to herein as the “Effective Date”):
(a)     The Administrative Agent shall have received a Borrowing Request with respect to the Incremental Term Loans (which Borrowing Request may be given at any time prior to 10:00 a.m., New York City time, on the Business Day immediately prior to the Effective Date).
(b)     The Administrative Agent shall have received counterparts of this Incremental Assumption Agreement that, when taken together, bear the signatures of (i) each Loan Party, (ii) the Administrative Agent and (iii) each Incremental Term Lender.
(c)     Subject to the Agreed Security Principles, on the Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Fourth Amended and Restated Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Holdings; provided that, for purposes of determining the satisfaction of the condition set forth in paragraph (b) of Section 4.01 of the Fourth Amended and Restated Credit Agreement, each reference in the representation set forth in Section 3.22 of the Fourth Amended and Restated Credit Agreement to the 2016 Restatement Transactions and the 2016 Restatement Date shall be deemed to be a reference to the 2017 Incremental Term Loan Transactions and the Effective Date, respectively.
(d)     Subject to the Agreed Security Principles, the Administrative Agent shall have received legal opinions, corporate authorizations and closing certificates (similar in type to those described in clauses (i), (ii), (iii) and (iv) of Section 4.02(c) of the Original Credit Agreement) reasonably requested by the Administrative Agent for each Loan Party.
(e)     The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(a)      The Collateral Agents and each Loan Party shall have executed and delivered to the Administrative Agent a reaffirmation agreement (the “Reaffirmation Agreement”), substantially in the form attached hereto as Exhibit A, and other amendments, supplements and confirmations of existing Loan Documents reasonably requested by the Administrative Agent (it being understood that the documentation required to be delivered shall, in any event, be no more onerous to Holdings and the Subsidiaries than the documentation required to be delivered in connection with the 2016 Incremental Term Loan Transactions), in each case subject to the Agreed Security Principles and with any modifications necessary to reflect the 2017 Incremental Term Loan Transactions and such other modifications that are reasonably satisfactory to Holdings and the Administrative Agent.
SECTION 5.     Representations and Warranties. To induce the other parties hereto to enter into this Incremental Assumption Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Incremental Term Lenders), with respect to itself, that, as of the Effective Date, this Incremental Assumption Agreement has been duly authorized, executed and delivered by such Loan Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms.
SECTION 6.     [Reserved]
SECTION 7.     Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agents under the Fourth Amended and Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Fourth Amended and Restated Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Fourth Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in any Loan Document to the Fourth Amended and Restated Credit Agreement shall be deemed to refer without further amendment to the Fourth Amended and Restated Credit Agreement as modified hereby.
SECTION 8.     Consent. Each Loan Party hereby consents to this Incremental Assumption Agreement and the transactions contemplated hereby. Each party hereto agrees that the notice requirement of Section 2.23(a)(iv) has been satisfied.
SECTION 9.     Post-Effective Matters. Within the time periods set forth in Schedule II or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule II shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule II, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 10.     Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Fourth Amended and Restated Credit Agreement.
SECTION 11.     Counterparts. This Incremental Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Incremental Assumption Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 12.     Applicable Law. THIS INCREMENTAL ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 13.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INCREMENTAL ASSUMPTION AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INCREMENTAL ASSUMPTION AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.
SECTION 14.     Jurisdiction; Consent to Service of Process. §Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Incremental Assumption Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Incremental Assumption Agreement shall affect any right that the Administrative Agent, the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Incremental Assumption Agreement against any Borrower, Holdings or their respective properties in the courts of any jurisdiction.
(a)     Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Incremental Assumption Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b)     Each party to this Incremental Assumption Agreement irrevocably, to the extent permitted under applicable law, consents to service of process in the manner provided for notices in Section 9.01 of the Fourth Amended and Restated Credit Agreement. Nothing in this Incremental Assumption Agreement will affect the right of any party to this Incremental Assumption Agreement to serve process in any other manner permitted by law.
(c)     Each Loan Party hereby irrevocably designates and appoints Reynolds Consumer Products Holdings LLC as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Incremental Assumption Agreement that may be instituted by the Administrative Agent, any Collateral Agent or any Lender in any Federal or state court in the State of New York. Each Loan Party hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to Reynolds Consumer Products Holdings LLC, with written notice of said service to such Loan Party at the address set forth in Section 9.01 of the Fourth Amended and Restated Credit Agreement shall be effective service of process for any action, suit or proceeding brought in any such court.
SECTION 15.     Headings. The headings of this Incremental Assumption Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS INC.,
by
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

EVERGREEN PACKAGING CANADA LIMITED
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

PACTIV CANADA INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

REYNOLDS CONSUMER PRODUCTS CANADA INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.À., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,603

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173,602 and with a share capital of EUR 55,012,500

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorised Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING (NEW ZEALAND) LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS GROUP HOLDINGS LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BAKERS CHOICE PRODUCTS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

BLUE RIDGE HOLDING CORP.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

BLUE RIDGE PAPER PRODUCTS INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS LLC
By:
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY, INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CSI MEXICO LLC
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

CSI SALES & TECHNICAL SERVICES INC.
By
/s/ Tracy Reeves
Name: Tracy Reeves
Title: Secretary and Vice President

EVERGREEN PACKAGING INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Secretary and Vice President

GEC PACKAGING TECHNOLOGIES LLC
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Secretary

GPC HOLDINGS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GPC OPCO GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GPC SUB GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING ACQUISITION CORP.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING COMPANY INC.
By
/s/ Mark Lightfoot
Name: Mark Lightfoot
Title: Secretary and Vice President

GRAHAM PACKAGING COMPANY, L.P. By: GPC OPCO GP L.L.C., its general partner

/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING HOLDINGS COMPANY
By: BCP/Graham Holdings L.L.C., its general partner
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX COMPANY
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX HOLDING CORPORATION
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

GRAHAM PACKAGING PX, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV MANAGEMENT COMPANY LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV PACKAGING INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

PCA WEST INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

RENPAC HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS LLC
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary and Vice President

REYNOLDS GROUP ISSUER INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS MANUFACTURING, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS PRESTO PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

SOUTHERN PLASTICS, INC.
By
/s/ Blake Hancock
Name: Blake Hancock
Title: President and Treasurer

TRANS WESTERN POLYMERS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, by
/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by
/s/ Lingz Huang
Name: Lingz Huang
Title: Authorized Signatory

Incremental Term Lenders

Incremental U.S. Term Lender	Incremental U.S. Term Loan Commitment Amount
Credit Suisse AG, Cayman Islands Branch	$3,314,692,500
TOTAL	$3,314,692,500

Incremental European Term Lender	Incremental European Term Loan Commitment Amount
Credit Suisse AG, Cayman Islands Branch	€249,375,000
TOTAL	€249,375,000

Post-Effectiveness Matters

Holdings shall deliver, or cause to be delivered, within 180 days after the Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), with respect to (i) each Mortgage encumbering a Mortgaged Property located in the United States of America, and to the extent reasonably requested by the Administrative Agent (x) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing the Bank Obligations under the Fourth Amended and Restated Credit Agreement, including the Incremental Term Loans, and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (y) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, and (z) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent on August 9, 2011 in connection with Amendment No. 6, except for those changes necessary to reflect the Incremental Term Loans, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent and (ii) with respect to each Mortgaged Property not currently subject to a Mortgage, such Mortgages, legal opinions regarding the enforceability of each such Mortgage, title insurance policies and other instruments, certificates, documents and agreements as may be reasonably requested by the Administrative Agent or any Collateral Agent, all subject to and in compliance with Section 5.12 of the Fourth Amended and Restated Credit Agreement.

Form of Reaffirmation Agreement

REAFFIRMATION AGREEMENT, dated as of February 7, 2017 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings LLC, Pactiv LLC, Evergreen Packaging Inc., Reynolds Consumer Products LLC, Beverage Packaging Holdings (Luxembourg) III S.à r.l., Closure Systems International Inc. and Graham Packaging Company Inc. (collectively, with Closure Systems International B.V., the “Borrowers”), (c) Reynolds Group Issuer (Luxembourg) S.A. (“Lux Issuer”), Reynolds Group Issuer LLC (“LLC Issuer”) and Reynolds Group Issuer Inc. (“Inc. Issuer”) (collectively, the “Issuers”), (d) the Grantors listed on Schedule A hereto (the “Security Reaffirming Parties”) and the Grantors listed on Schedule C hereto (together with the Security Reaffirming Parties, the “Reaffirming Parties”), (e) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee under the June 2016 Senior Secured Notes Indenture (as defined below) (in such capacity, the “June 2016 Trustee”), (g) The Bank of New York Mellon, as trustee under the September 2012 Senior Secured Notes Indenture (as defined below) (in such capacity, the “September 2012 Trustee”), (h) The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “February 2011 Trustee”) and (i) The Bank of New York Mellon as collateral agent (the “Collateral Agent”) and Wilmington Trust (London) Limited as additional collateral agent (the “Additional Collateral Agent” and, together with the Collateral Agent, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
A.The Administrative Agent, The Bank of New York Mellon, as trustee under an indenture dated as of November 5, 2009, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement, the Credit Agreement (as defined below) and the Incremental Assumption Agreement (as defined below), as applicable.
B.    Pursuant to the Incremental Assumption Agreement dated as of the date hereof (the “Incremental Assumption Agreement”), related to the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), certain Borrowers have, on the date hereof, borrowed Incremental Term Loans pursuant to the Incremental Assumption Agreement.
C.    The Issuers, the Collateral Agents, the February 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (as amended or supplemented prior to the date hereof, the “February 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On February 1, 2011, in connection with such issuance, the February 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
D.    The Issuers, the Collateral Agents, the September 2012 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of September 28, 2012 (the “September 2012 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 28, 2012, in connection with such issuance, the September 2012 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
E.    The Issuers, the Collateral Agents, the June 2016 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of June 27, 2016 (the “June 2016 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On June 27, 2016, in connection with such issuance, the June 2016 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
F.    The Issuers have issued, on August 1, 2016, certain additional debt securities pursuant to the June 2016 Senior Secured Notes Indenture, as supplemented pursuant to a supplemental indenture dated August 1, 2016.
G.    Certain of the Security Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).
H.    Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the consummation of the 2017 Incremental Term Loan Transactions.
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
•

Reaffirmation
◦Reaffirmation. § Each Security Reaffirming Party (i) agrees that, notwithstanding the effectiveness of the Incremental Assumption Agreement or consummation of the 2017 Incremental Term Loan Transactions, each of the Security Documents (as each may have been amended, restated, supplemented, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to any additional Bank Obligations arising as a result of the 2017 Incremental Term Loan Transactions, which shall, as of the date hereof, be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.
▪Each Reaffirming Party hereby (i) ratifies and affirms the Incremental Assumption Agreement and the 2017 Incremental Term Loan Transactions, (ii) agrees that, notwithstanding the effectiveness of the Incremental Assumption Agreement, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including any additional Bank Obligations arising as a result of the 2017 Incremental Term Loan Transactions.
▪Each of the Security Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, all additional Bank Obligations arising as a result of the 2017 Incremental Term Loan Transactions constitute “Obligations”, “Secured Liabilities” and words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B.
▪Each of the Security Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Security Reaffirming Party created under the First Lien Intercreditor Agreement or under any Guarantor Joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the effectiveness of the Incremental Assumption Agreement and the consummation of the 2017 Incremental Term Loan Transactions.
•

Representations and Warranties
◦Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
◦Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
◦Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.
◦Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule D (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.
•

Miscellaneous
◦Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.
Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0)20 7397 3601
Attention: Elaine Lockhart and Paul Barton
◦Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
◦Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the June 2016 Trustee, the September 2012 Trustee and the February 2011 Trustee, shall have been received by each of the Collateral Agents, the Administrative Agent, the June 2016 Trustee, the September 2012 Trustee and the February 2011 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
◦No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
◦GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
◦No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.
◦Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
[remainder of page intentionally blank; signature page is next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED,
By:

Name:
Title:
By:

Name:
Title:

EACH OF THE REAFFIRMING PARTIES LISTED ON SCHEDULE A AND SCHEDULE C HERETO,
By:

Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by

Name:
Title:

by

Name:
Title:

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent,
By:

Name:
Title:

THE BANK OF NEW YORK MELLON, in its capacity as June 2016 Trustee, September 2012 Trustee and February 2011 Trustee,
By:

Name:
Title:

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent, by

Name:
Title:

List of the Security Reaffirming Parties

JURISDICTION	ENTITY
CANADA	Evergreen Packaging Canada Limited Pactiv Canada Inc. Reynolds Consumer Products Canada Inc.
LUXEMBOURG
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) II S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
Beverage Packaging Holdings (Luxembourg) IV S.à r.l.
Beverage Packaging Holdings (Luxembourg) V S.A.
Beverage Packaging Holdings (Luxembourg) VI S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Reynolds Group Issuer (Luxembourg) S.A.

THE NETHERLANDS	Closure Systems International B.V. Evergreen Packaging International B.V. Reynolds Packaging International B.V.
NEW ZEALAND	Beverage Packaging (New Zealand) Limited Reynolds Group Holdings Limited
UNITED STATES
Bakers Choice Products, Inc.
BCP/Graham Holdings L.L.C.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
BRPP, LLC
Closure Systems International Americas, Inc.
Closure Systems International Holdings LLC
Closure Systems International Packaging Machinery Inc.
Closure Systems International Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Evergreen Packaging Inc.
GEC Packaging Technologies LLC
GPC Holdings LLC
GPC Opco GP LLC
GPC Sub GP LLC
Graham Packaging Acquisition Corp.
Graham Packaging Company Inc.
Graham Packaging Company, L.P.
Graham Packaging Holdings Company
Graham Packaging PET Technologies Inc.
Graham Packaging Plastic Products Inc.
Graham Packaging PX Company
Graham Packaging PX Holding Corporation
Graham Packaging PX, LLC
Pactiv International Holdings Inc.
Pactiv LLC
Pactiv Management Company LLC
Pactiv Packaging Inc.
PCA West Inc.
RenPac Holdings Inc.
Reynolds Consumer Products Holdings LLC
Reynolds Consumer Products LLC
Reynolds Group Holdings Inc.
Reynolds Group Issuer Inc.
Reynolds Group Issuer LLC
Reynolds Manufacturing, Inc.
Reynolds Presto Products Inc.
Reynolds Services Inc.
Southern Plastics Inc.
Trans Western Polymers, Inc.

Part I
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
BRAZIL
Quota Pledge Agreement between The Bank of New York Mellon, Closure Systems International B.V., Closure Systems International Holdings, Inc., Closure Systems International (Brazil) Sistemas de Vedação Ltda. and SIG Euro Holding AG & Co. KGaA dated as of January 29, 2010.

“Secured Obligations”
BRITISH VIRGIN ISLANDS	Share charge dated December 2, 2009 granted by Closure Systems International B.V. over shares in CSI Latin American Holdings Corporation.	“Secured Liabilities”
CANADA
Canadian General Security Agreement dated as of December 2, 2009 granted by Closure Systems International (Canada) Limited (a predecessor of Pactiv Canada Inc.) to The Bank of New York Mellon, as collateral agent.

Canadian General Security Agreement dated as of May 4, 2010 granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of May 4, 2010 granted by Evergreen Packaging International B.V. in favour of The Bank of New York Mellon in respect of shares in Evergreen Packaging Canada Limited.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Canadian General Security Agreement dated as of September 1, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of September 1, 2010 granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon, relating to shares in Pactiv Canada Inc. and Reynolds Consumer Products Canada Inc., as amended by an amending agreement No. 1 dated April 28, 2011, an amending agreement No. 2 dated April 28, 2011, an amending agreement No. 3 dated July 1, 2011, an amending agreement No. 4 dated January 1, 2012 and an amending agreement No. 5 dated June 30, 2014.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Canadian General Security Agreement dated as of November 16, 2010 granted by Pactiv Canada Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of November 16, 2010 granted by Newspring Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of November 16, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon, relating to shares in Dopaco Canada, Inc. as amended by Amending Agreement No. 1 dated April 28, 2011 and Amending Agreement No. 2 dated May 2, 2011 (each delivered by Reynolds Food Packaging Canada Inc., a predecessor of Pactiv Canada Inc.) and an amending agreement No. 3 dated July 1, 2011 and an amending agreement No. 4 dated January 1, 2012 (each delivered by Pactiv Canada Inc. as successor to Reynolds Food Packaging Canada Inc.).

Canadian General Security Agreement dated as of November 16, 2010 granted by 798795 Ontario Limited (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Conference Cup Ltd. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Dopaco Canada, Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Garven Incorporated. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated June 30, 2014 granted by Reynolds Consumer Products Canada Inc. in favour of The Bank of New York Mellon.

“Obligations”
GERMANY
Share Pledge Agreement dated December 18, 2014, between Reynolds Packaging International B.V. as pledgor and The Bank of New York Mellon as collateral agent and pledgee relating to shares of Pactiv-Omni Germany Holdings GmbH.

Share Pledge Agreement dated March 2, 2011, between, inter alia, Pactiv Corporation (now Pactiv LLC) as pledgor and The Bank of New York Mellon as collateral agent and pledgee relating to shares of Pactiv Deutschland Holdinggesellschaft mbH.

Share Pledge Agreement dated September 8, 2011, between, inter alia, Pactiv Corporation (now Pactiv LLC) as pledgor and The Bank of New York Mellon as collateral agent and pledgee relating to shares of Pactiv Deutschland Holdinggesellschaft mbH.

Share Pledge Agreement dated November 7, 2012, between, inter alia, Pactiv Corporation (now Pactiv LLC) as pledgor and The Bank of New York Mellon as collateral agent and pledgee relating to shares of Pactiv Deutschland Holdinggesellschaft mbH.

Share Pledge Agreement dated February 14, 2014, between, inter alia, Pactiv LLC as pledgor and The Bank of New York Mellon as collateral agent and pledgee relating to shares of Pactiv Deutschland Holdinggesellschaft mbH.
“Obligations”
JAPAN
Amended and Restated Blanket Security Over Shares Agreement, dated as of November 1, 2014, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Closure Systems International B.V. as pledgor in respect of Closure Systems International Japan Limited

Blanket Security Over Shares Agreement, dated as of June 1, 2012, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Graham Packaging Acquisition Corp. as pledgor in respect of 65% of the shares of Graham Packaging Japan Godo Kaisha.

“Obligations”
LUXEMBOURG
Share Pledge Agreement dated November 5, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent, such pledge being granted over the shares held by Reynolds Group Holdings Limited in the share capital of Beverage Packaging Holdings (Luxembourg) I S.A.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Reynolds Group Issuer (Luxembourg) S.A.

Pledge Over Receivables dated November 5, 2009 and entered into by Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Reynolds Group Issuer (Luxembourg) S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l. under a proceeds loan agreement.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) II SA as pledgor and the Collateral Agent, such pledge being granted over the claims the pledgor owns against Beverage Packaging Holdings (Luxembourg) I S.A. under certain proceeds loans made by Beverage Packaging Holdings (Luxembourg) II SA to Beverage Packaging Holdings (Luxembourg) I S.A.

Profit Participating Bonds Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the Bonds (as defined therein) issued by Beverage Packaging Holdings (Luxembourg) III S.à r.l. and held by Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Receivables dated December 2, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent in the presence of Beverage Packaging Holdings (Luxembourg) I S.A., such pledge being granted over certain receivables held by Reynolds Group Holdings Limited towards Beverage Packaging Holdings (Luxembourg) I S.A. under an intercompany loan agreement.

Share Pledge Agreement dated March 20, 2012 and entered into between Graham Packaging Company, L.P. as pledgor and the Collateral Agent, such pledge being granted over 65% of the shares held by Graham Packaging Company, L.P. in the share capital of Graham Packaging European Holdings (Luxembourg) S.à r.l.

Share Pledge Agreement dated March 20, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l.as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in the share capital of Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009, as amended on July 20, 2012, and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Share Pledge Agreement dated June 14, 2013 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l.as pledgor and the Collateral Agent, such pledge being granted over shares of Beverage Packaging Holdings (Luxembourg) VI S.à r.l.

Pledge Over Bank Accounts dated June 14, 2013 between Beverage Packaging Holdings (Luxembourg) VI S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Receivables Agreement dated February 23, 2010 between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge having been granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. under certain intercompany loan agreements.

Pledge Over Receivables dated May 4, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent in the presence of Beverage Packaging Holdings (Luxembourg) I S.A., such pledge having been granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. under certain intercompany loan agreements.

Pledge Over Bank Accounts dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à r.l and the Collateral Agent, such pledge having been granted over certain bank accounts opened in the name of Evergreen Packaging (Luxembourg) S.à r.l with the Account Bank (as such term is defined therein).

Share Pledge Agreement dated March 20, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) IV S.à r.l. as pledgor, the Collateral Agent and Beverage Packaging Factoring (Luxembourg) S.à r.l., such pledge having been granted over the shares held by Beverage Packaging Holdings (Luxembourg) IV S.à r.l. in the share capital of Beverage Packaging Factoring (Luxembourg) S.à r.l.

Pledge Over Bank Accounts dated March 20, 2012 and entered into by Beverage Packaging Holdings (Luxembourg) IV S.à r.l.as pledgor and the Collateral Agent, such pledge having been granted over certain cash bank accounts opened in the name of Beverage Packaging Holdings (Luxembourg) IV S.à r.l. with the Account Bank (as such term is defined therein).

Pledge Over Receivables Agreement dated November 7, 2012 between Beverage Packaging Holdings (Luxembourg) IV S.à r.l. as pledgor and the Collateral Agent, such pledge having been granted in respect of certain receivables owed to Beverage Packaging Holdings (Luxembourg) IV S.à r.l.by Beverage Packaging Factoring (Luxembourg) S.à r.l.

Pledge over CPECs Agreement dated November 7, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l as pledgor and the Collateral Agent, such pledge having been granted in respect of the CPECs (as defined therein) issued by Beverage Packaging Holdings (Luxembourg) IV S.à r.l. and held by Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Share Pledge Agreement dated December 20, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor, the Collateral Agent and Beverage Packaging Holdings (Luxembourg) V S.A., such pledge having been granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A.I in the share capital of Beverage Packaging Holdings (Luxembourg) V S.A.

Pledge Over Bank Accounts dated December 20, 2012 and entered into by Beverage Packaging Holdings (Luxembourg) V S.A. as pledgor and the Collateral Agent, such pledge having been granted over certain cash bank accounts opened in the name of Beverage Packaging Holdings (Luxembourg) V S.A. with the Account Bank (as defined therein).

Share Pledge Agreement dated December 10, 2013 and entered into between the Reynolds Group Holdings Limited as pledgor, the Collateral Agent and Beverage Packaging Holdings (Luxembourg) II SA, such pledge having been granted over the shares held by the Reynolds Group Holdings Limited in the share capital of Beverage Packaging Holdings (Luxembourg) II SA

Pledge Over Bank Accounts dated December 10, 2013 and entered into by Beverage Packaging Holdings (Luxembourg) II SA as pledgor and the Collateral Agent, such pledge having been granted over certain cash bank accounts opened in the name of Beverage Packaging Holdings (Luxembourg) II SA with the Account Bank (as defined therein).

Share Pledge Agreement dated August 28, 2014 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l as pledgor, the Collateral Agent and Evergreen Packaging (Luxembourg) S.à r.l, such pledge having been granted over the shares held by Beverage Packaging Holdings (Luxembourg) III S.à r.l in the share capital of Evergreen Packaging (Luxembourg) S.à r.l.

“Secured Obligations”
MEXICO
Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated January 29, 2010, as amended, restated, supplemented, assigned, acknowledged or otherwise modified, entered into by Closure Systems International B.V., Closure Systems Mexico Holdings LLC, CSI Mexico LLC, Grupo CSI de México, S. de R.L. de C.V. and CSI en Saltillo, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon, as pledgee, with the acknowledgment of, among others, CSI en Ensenada, S. de R.L. de C.V. and CSI Tecniservicio, S. de R.L. de C.V.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated April 19, 2011, as amended, restated, supplemented, assigned, acknowledged or otherwise modified, entered into by Grupo CSI de México, S. de R.L. de C.V., Central de Bolsas, S. de R.L. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Pactiv Corporation, CSI en Saltillo, S. de R.L. de C.V. and Pactiv International Holdings Inc., as pledgors, and The Bank of New York Mellon, as pledgee, with the acknowledgment of Pactiv México, S. de R.L. de C.V.

Partnership Interest Pledge Agreement (Contrato de Prenda sobre Parte Social) dated January 15, 2014, executed by and between Closure Systems International B.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of CSI en Saltillo, S. de R.L. de C.V.

Assignment Agreement dated as of October 15, 2014 by Pactiv Canada Inc. relating to a partnership interest in Reynolds Metals Company de Mexico S. de R.L. de C.V.

Assignment Agreement dated as of October 15, 2014 by Pactiv Canada Inc. relating to a partnership interest in Pactiv Foodservice Mexico S. de R.L. de C.V.

Assignment Agreement dated as of December 18, 2014 by Pactiv Canada Inc. relating to a partnership interest in Pactiv Mexico, S. de R.L. de C.V.

Pledge Assignment Agreement dated as of March 30, 2015 by Reynolds Packaging International B.V. relating to a partnership interest in Pactiv Foodservice Mexico S. de R.L. de C.V.

“Obligaciones Garantizadas”
THE NETHERLANDS
Notarial Deed of Pledge of Registered Shares dated November 5, 2009, as amended on December 31, 2013, between Closure Systems International (Luxembourg) S.à r.l. as pledgor, the Pledgee and Closure Systems International B.V. as the Company, in respect of which all rights and obligations of the pledgor have been assumed by Beverage Packaging Holdings (Luxembourg) VI S.à r.l.

Disclosed Pledge of Bank Accounts dated November 5, 2009 between Closure Systems International B.V. and Reynolds Consumer Products International B.V. (merged into Reynolds Packaging International B.V. on December 21, 2013) and the Pledgee (as defined therein).

Disclosed Pledge of Bank Accounts dated May 4, 2010 between Evergreen Packaging International B.V. and The Bank of New York Mellon.

Notarial Deed of Pledge of Registered Shares dated May 4, 2010, as amended on December 31, 2013, between Evergreen Packaging (Luxembourg) S.à.r.l and The Bank of New York Mellon in respect of shares in Evergreen Packaging International B.V.

Disclosed Pledge of Bank Accounts dated September 1, 2010 between Reynolds Packaging International B.V. and The Bank of New York Mellon.

Notarial Deed of Pledge of Registered Shares dated September 1, 2010, as amended on December 31, 2013, between Closure Systems International B.V. and The Bank of New York Mellon in respect of the shares numbered 1 through 180 in Reynolds Packaging International B.V.

Notarial Deed of Pledge of Registered Shares dated December 4, 2012, as amended on December 31, 2013, between Closure Systems International B.V. and The Bank of New York Mellon in respect of shares numbered 181 through 126,487 in Reynolds Packaging International B.V.

Notarial Deed of Pledge of Registered Shares dated June 1, 2012, as amended on December 31, 2013, between Graham Packaging Acquisition Corp. and The Bank of New York Mellon in respect of 65% of the shares held in Graham Packaging Holdings B.V.

Notarial Deed of Pledge of Registered Shares in the capital of Reynolds Packaging International B.V. dated July 31, 2014 as amended on August 13, 2014, between Closure Systems International B.V. as pledgor, Beverage Packaging Holdings (Luxembourg) VI S.à r.l. as purchaser, Reynolds Packaging International B.V. as company and The Bank of New York Mellon as collateral agent.

“Secured Obligations”
NEW ZEALAND
General Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

Specific Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

Specific Security Deed (first ranking) dated December 11, 2013 between Reynolds Group Holdings Limited as Chargor and Wilmington Trust (London) Limited in its capacity as Collateral Agent.

Specific Security Deed dated June 21, 2013 between Beverage Packaging Holdings (Luxembourg) I S.A.as Chargor and Wilmington Trust (London) Limited in its capacity as Collateral Agent.

General Security Deed dated June 16, 2015 between Beverage Packaging (New Zealand) Limited as Chargor and Wilmington Trust (London) Limited in its capacity as Collateral Agent.

Specific Security Deed dated June 16, 2015 between Beverage Packaging Holdings (Luxembourg) V S.A.as Chargor and Wilmington Trust (London) Limited in its capacity as Collateral Agent.

“Secured Liabilities”
UNITED KINGDOM
Security Over Shares Agreement over shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. dated December 2, 2009.

Security Over Shares Agreement over shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Packaging International B.V. dated December 2, 2009.

Security Assignment of Contractual Rights under a specific contract (of around EUR 7 million) between Beverage Packaging Holdings (Luxembourg) I S.A. as lender and SIG Austria Holding GmbH as borrower dated February 23, 2010.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Over Shares Agreement between Reynolds Packaging International B.V. and The Bank of New York Mellon, relating to shares in Ivex Holdings, Ltd dated September 1, 2010.

Security Over Cash Agreement granted by Reynolds Consumer Products Inc. (formerly Reynolds Foil Inc.) dated December 19, 2011, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Over Cash Agreement granted by Reynolds Presto Products Inc. dated March 28, 2012, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Over Cash Agreement granted by Closure Systems International Inc. dated September 28, 2012, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Assignment of Contractual Rights entered into by and between The Bank of New York Mellon and Beverage Packaging Holdings (Luxembourg) III S.à r.l relating to loans made to SIG Euro Holding AG & Co KGaA and Closure Systems International B.V., dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favor of The Bank of New York Mellon as collateral agent dated February 1, 2011.

Security Over Cash Agreement granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. dated November 1, 2013, in favor of The Bank of New York Mellon.

“Secured Liabilities”
UNITED STATES
U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.

Any Patent, Copyright or Trademark Agreement in effect on the date hereof with respect to any U.S. Grantor listed in Schedule A hereto.
“Obligations”

Part II
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
COSTA RICA
Pledge of Quotas Agreement, executed by Closure Systems International B.V. This document was executed on January 29, 2010, by Closure Systems International B.V. (as Pledgor) and also by Wilmington Trust (London) Limited (as Pledgee).

“Obligations”
HONG KONG
Security over Shares Agreement dated February 25, 2010 entered into by Closure Systems International B.V. over its shares in Closure Systems International (Hong Kong) Limited.

Security over Shares Agreement dated June 1, 2012 entered into by Graham Packaging Company, L.P. over 65% of its shares in Graham Packaging Asia Limited.

“Secured Liabilities”
HUNGARY	Quota Charge Agreement dated January 29, 2010 over quotas in CSI Hungary Kft. granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.	“Obligations”

Grantors Reaffirming Guarantees Only

None

Excluded Grantors

None